Exhibit 99.1

Investor Presentation

April 8, 2005

Safe Harbor and Use of Non-GAAP Info

Safe Harbor - The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors that are detailed in the Company’s SEC filings. In addition, the statements in this presentation are made as of December 31, 2004. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to December 31, 2004. We urge investors to read our descriptions and discussions of the risks that are contained under the section “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as well as our other SEC filings.

Use of Non-GAAP financial information - To supplement GAAP financial statements, the Company uses non-GAAP, or forma measures of operating results. This non-GAAP financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges associated with restructuring, amortization of purchased intangibles or impairment losses that are not material to the ongoing performance of the Company’s business. Company management uses these non-GAAP results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

Teleglobe’s Investment Highlights

International Carrier’s Carrier Offering Solutions for Telecom Providers

50-Year International Franchise With Over 70% of Revenue Outside North America Leadership in VoIP, IP Connectivity and Growing Mobile Services Segment Diverse Margin Mix … 6 to 9% in Voice Transport Versus 70+% in Enabling Applications

Sustainable Industry Growth Drivers

International VoIP Growing 39% … IP Transit Growing 100% Teleglobe Benefits From Consolidation Activity

Superior Competitive Positioning

Differentiate on Quality of Service and Breadth of Carrier Offerings

Cost Advantages Based on Scale, System Technology and Historical Trading Relationships Proven Ability to Sustain Profit Margins in Challenging Price Environment

Strategy in Place to Grow Profitability and Cash Flow

Scale Volumes in VoIP, IP Transit and Mobile Services Shift Revenue Mix to Higher-Margin Services and Geographies

Raise Operating Leverage, Lower Costs Through Automation Technology and Leading Edge Quality Programs

Free Cash Flow Fundamentals … Not Dependent on Sector Recovery

Experienced Management Team with Deep Industry and Operational Expertise

Focused on BOTH Operational and Event Driven Value Creation 2

Company Overview

“A Leader in International Connectivity Services and Enabling Applications for Retail Voice, Internet and Mobile Service Providers”

Unique International Wholesale Positioning

Retail Customers

1,400 Carriers/Operators Worldwide

RBOCs, PTTs, ISPs, Mobile Service Providers

#1 in international wholesale voice transport Top 7 in IP transit #1 in international mobile roaming services Diverse suite of service: Voice, IP, Mobile

Value-Added Low-Cost Scale Bilateral/Peering Products Platform

Global Network with Voice, VoIP, Data, IP and Signaling Capabilities

Reach to 240+ countries and territories Ownership in 80+ cable systems Dedicated assets in satellite systems 70+ internet “peering” agreements 219+ direct and bilateral relations 300+ voice over IP interconnects 500+ SS7/C7 signaling interconnects

Centralized, global network monitoring … Tier 1 quality

Own 66% of network while 34% is leased $2.0 billion invested: no significant cap ex required

TELEGLOBE

Comprehensive Services Suite… Diverse Margin Mix

	Connectivity and Access		Intelligent Enabling Applications
	Voice – Transport Services	Data – Transport Services	Value-Added Services
	• Virtual Transit Service (VTS) • VTS Economy • VTS Mobile Premium • Switched Transit • Traditional Return	• GlobalInternet • Broadcast • International Private Lines (IPL) – Short Term Leases • Indefeasible-Rights-of-Use (IRU) – Long Term Leases	• Global Roaming • Collect Services • International Toll Free Service • Managed Roaming (New) • Signaling Transit (New) • Pre-paid Roaming (1Q05)
4Q04 Revenue	81%	10%	9%
Gross Margin %	6% to 9%	30% to 50%	50% to 70%

6

Industry Overview

“Teleglobe Participates in Markets With Sustainably High Volume Growth Rates”

Unique International Wholesale Positioning

Retail Customers

1,400 Carriers/Operators Worldwide

RBOCs, PTTs, ISPs, Mobile Service Providers

And Wholesale Competitors

Key Trends

Sustainable Volume Growth in:

Voice Over Broadband

Internet Traffic Wireless

Major CarriersConsolidating (ATT, MCI, etc)

Large PTTs Focused on National Play New Specialty Carriers Grabbing Share

Removal of Excess Capacity

Growth Opportunities in IP, Wireless, VoIP

Industry Trends: VoIP Growth and Penetration

Retail VoIP Growth (VoIP Consumer + Hosted VoIP

Enterprise) - (source Ovum)

40 000 35 000 30 000

$ (Million) 25 000 20 000 15 000

10 000 5 000 0

2004 2005 2006 2007 2008

2004 to 2008 Growth Drivers

Retail Enterprise – CAGR 33%

Cost Effectiveness and Flexibility Enhanced Features Such as Unified Messaging, File Sharing, etc

Retail Consumer – CAGR 95%

Adoption of Broadband Bundling (Voice-Data-Video) Enhanced Services Increasing Traffic To and From developing Countries

Wholesale Int’l – CAGR 39%

Capex and Opex Savings

Simplification of Network to Single Infrastructure

Wholesale int’l VoIP Growth (source: Ovum)

120 113 minutes 100 92

80 68 of

60 46

Billions

40 28 22

In 20 0

2003 2004 2005 2006 2007 2008

IP Global Broadband Growth

Broadband Lines Growth Rates Geographic Split

250

200

of lines 150 Cable modems etc DSL

Millions

100 Total Broadband

50

0

Q4 Q2 Q4 Q2 Q4 Q2 Q4 Q2 Q4 2001 2002 2002 2003 2003 2004 2004 2005 2005

62% Growth in Broadband Lines

EMEA 28%

Americas 29%

28% 29%

43%

Asia-Pacific 43%

71% Outside Americas

(12/31/04 Share of 151 Million Broadband Lines)

Drivers for Additional Usage

Additional Drivers for International Transit

Multi-Media content usage (e.g., Video / Music / Media on demand) On-Line Gaming

Peer to Peer

Local Language Content

Business Process Outsourcing / Off shoring and Telecommuting

IP Transit Price Erosion – ’03 to ‘04

2004 IP Transit Price Erosion versus Volume Growth by Key Market

Source = Telegeography



Annual Price Erosion
0%
(50)%
(100)%
Barcelona
New York
Los Angeles
Tokyo
Hong Kong
Miami
Oslo
Revenues Growing
Revenues Declining
Equilibrium Line = No Revenue Growth
0%
250%
500%
Annual Volume Growth Rate

Challenging Market Yielding Overall Stable International Revenue … Potential Upside With a Market Recovery

11

Mobile Services

Tremendous High-Margin Growth Opportunity

Market Estimates (US $BB)

Voice Data

2003 2008 2003 2008

360 520 60 184

358 517 50 133

1.8 3 1.8 6

0.5% of Retail 3.0% of Retail

0.0 0.0 8.4 45

14% 25% of Retail

Retail *

Carriers / Operators

Enabling ** Application Providers

Content * Providers

11% Annual Growth Rate to $704 Billion

18% Annual Growth Rate to $8 Billion

* Industry Sources ** Company Estimates

Mobile Customer Needs For Enabling Applications

Enable Increased Client Revenue

Mobile Global Roaming Short Messaging Transit Mobile Pre-Paid Roaming

MMS Connectivity and International Gateway Content Enablement / Settlement

Managed Roaming Roaming Brokerage Wireless Number Possibility Fraud and Screening

Enable Reduced Client Costs and Manage QOS

Leverages Existing IP / Signaling Network Leverages Existing Distribution / Franchise Exclusive Partners for Software Development

Teleglobe Economics

Low Investment & Limited Incremental Operating Costs = Exceptional Returns

Competitive Landscape and Teleglobe’s Superior Positioning

Competitive Overview

TELEGLOBE

	Voice	Data	Enabling Applications
Teleglobe	✓ # 1 International	✓ Tier 1… Leader Int'l Content	✓ Over 90% of GSM Carriers Connected
ATT, MCI, Sprint	✓	✓	Some
Large PTTs w/ Int'l Reach Telecom Italia, BT, FT, Belgacom	✓	✓	✓ Few
Tier 1 IP Networks Level 3, Savvis		✓	✓ Few
Tier 2/3 IP Networks, Cogent, GX, Abovenet		✓	
Applications / Software Providers Syniverse, Verisign, Infomatch			✓

15

Teleglobe’s Superior Positioning

Solid, Stable Customer Base

X% of Revenue with Customers for Over 10 Years

Less Than 2% of Revenue From Annual Customer “Churn” 50 + Years Reputation for High Quality of Service

Scale Leadership

# 1 in International VoIP and Total International Wholesale Voice Transport Tier 1 IP Network

Technology Leadership

Enabling Applications Leader / Innovator Convergence / Integration on Stable IP Backbone

Recent Restructuring Now Continuous Cost Productivity

Centralized to one NOC, Customer Service, Administration and Operations Centers Non-Traditional Telco Management Rigorous 6-Sigma Quality Program

TELEGLOBE

Teleglobe's Significant Cost Advantage

	Advantage	Barriers
272 Voice Bi-Laterals	▪ "Shared" network capacity at highest quality ▪ Settle only on imbalance	▪ Unattractive ROI beyond 3–4 direct connections per destinations ▪ Network effect – few other carriers with similar international reach
Tier 1 Internet Peering (70+ Agreements)	▪ "Shared" network capacity ▪ Free traffic exchanges if strict capacity / quality thresholds met	▪ Requires substantial scale and latest technology ▪ Peering requirements becoming more stringent
Proprietary Voice Routing Technology	▪ Dynamically adjust capacity, cost and price to maximize margin and diversity	▪ Patents / early mover – leadership role in VoIP via ITXC ▪ The <u>only</u> scaled, integrated VoIP and Circuit Bilateral Network
Centralized Operating Philosophy	▪ A single operating center and back office in a lower cost geography	▪ Substantial investments in automation technology prior to restructuring ▪ Blend of Telco and Non-Telco leadership ▪ Relentless metrics culture

17

Teleglobe’s VoIP Network Advantages

VoIP versus TDM

Teleglobe versus Competitors

80% Lower Capital Investment

Speed of Provisioning. . . Hours versus Months

Flexibility. . . More Routes & Vendor Options

Quality – Bilaterals + Tier 1 Global IP Network Multiple Services Levels Adaptive “Best Value” Routing Technology Scale – #1 Position & Established Relationships

Teleglobe’s Proven Ability to Maintain Margins

Voice – Revenue and Termination Costs

($ per minute)

0.10

11%

0.08

10%

0.06

0.04

1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04

Revenue Termination Costs

Margin Drivers

Leading Routing Technology

Added Regional Buyers

Blend of Bi-laterals and VoIP Technology

IP – Revenue and Access Costs

(indexed average price ($) per Gbps*)

150

100

50 46%

44% 0 1Q 03 2Q 03 3Q 03 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04

Revenue Access Costs

* January 2003 revenue basis = 100.

Margin Drivers

Tier I Peering / Scale

Rigorous Capacity Management Analytics Reporting Action

Match Revenue and Cost Contract Terms

Leverage Competitive Sourcing Processes

Challenging Market: Preserve Margin; Recovery: Margin Leverage

Teleglobe’s Strategy

2005 Execution Strategy

Complete VoIP / TDM Integration

Network Unification by 2Q05

Drive Growth with New Products and Expanded Reach

Data: New IP PoP’s in Middle East / Asia Mobile Services Launched

- SCCP, Managed Roaming, and ClearMode within last 6 Months

- Plan to Close 2-3 Additional Strategic Software Partners by YE

Expanded, Integrated Sales Organization Hitting Stride Evaluating Consolidation Opportunities

Automate Productivity Improvements

25 + Effective Dedicated Staff Focusing Solely on Productivity Programs in Voice Operations, Finance Automation, and Customer Service

Relentless Focus on Productivity and Free Cash Flow Generation

Buying Efficiency – Reduced Network & Termination Costs Automation Investments – Continuously Reduce SG&A Expenses

Leverage Synergies, Sales Mix for EBITDA, Cash Flow Growth in 2005

Financials

3Q04 Actual versus 2Q04 Proforma

($ millions)

Q4:04 Q3:04

Voice revenue 228.1 226.0 Data revenue 27.2 25.6 Value added services revenue 24.9 25.3

Telecommunications revenue 280.2 276.8

Network & Telecom Expenses 235.6 231.7

Gross margin 44.5 45.1

Gross margin rate 15.9% 16.3%

SG&A, restruc, bad debt, fx and other 36.9 40.1

EBITDA 7.7 5.0

Amort., Depr., Interest and Taxes 16.8 16.0

Net loss (9.2) (11.0)

Adjusted EBITDA

EBITDA 7.7 5.0 Memo—Integration & FCPA Expenses 3.6 4.6 EBITDA—Net of Integration Expenses 11.2 9.6

Balance Sheet Q4 vs. Q3

Q4 Q3 $MM $MM

Cash, cash equivs, and marketable secs 34 32 Accounts receivable 211 208 Prepaid assets 4 5 Other current assets 5 6 Total current assets 254 251 Property and equipment 150 145 Other non-current assets 153 154 Total assets 557 550

Accounts Payable and Acc’d Liabilities 276 262 Other Current Liabilities 5 5 Total Current Liabilities 282 267 Other Non-Current Liabilities 14 13 Senior Notes 100 100 Total Equity 161 170 Total Liabilities and Shareholders’ Equity 557 550